UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2006
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LANDAMERICA FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	1-13990 (Commission File Number)	54-1589611 (I.R.S. Employer Identification No.)
5600 Cox Road Glen Allen, Virginia (Address of principal executive offices)	23060 (Zip Code)
Registrant’s telephone number, including area code: (804) 267-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE: This Amendment to the Current Report on Form 8-K dated December 28, 2006 is filed by the registrant to amend and restate Item 5.02 in its entirety in order to correct the severance multiple applicable to the Company’s Named Executive Officers.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRRANGEMENTS OF CERTAIN OFFICERS

Change of Control Employment Agreements with Named Executive Officers

On December 28, 2006, LandAmerica Financial Group, Inc. (the “Company”) entered into revised Change of Control Employment Agreements (the “Agreements”) with the Company’s principal executive officer, principal financial officer and other named executive officers, which agreements expressly supersede the terms of any prior Change of Control Employment Agreements between such named executive officers and the Company. The Agreements are effective January 1, 2007.

The Agreements generally provide that if an executive officer is terminated other than for cause within three years after a change of control of the Company, or if the executive officer terminates his or her employment for good reason within such three-year period or voluntarily during the 30-day period following the first anniversary of the change of control, the executive officer is entitled to receive certain severance benefits. Severance benefits include a lump sum severance payment equal to a multiple of the sum of the executive officer’s base salary and highest annual bonus, together with certain other payments and benefits, including continuation of employee welfare benefits and additional payments to compensate the executive officer for certain excise taxes imposed on certain change of control payments. For the Company’s principal executive officer and principal financial officer and other named executive officers, the severance payment multiple is three times annual base salary and highest annual bonus, although the severance payment multiple in each instance may be lower if the executive has voluntarily terminated employment during the 30-day period following the first anniversary of the change of control. All benefits payable to the executives under the Agreements are subject to the limitations set forth in Section 409A of the Internal Revenue Code of 1986, as amended.

The full text of the revised form of Change of Control Employment Agreement is attached as Exhibit 10.1 to this report and is incorporated by reference into this Item 5.02.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of LandAmerica Financial Group, Inc. Change of Control Employment Agreement, with Schedule of Named Executive Officers and Multiplier

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDAMERICA FINANCIAL GROUP, INC.
(Registrant)

Date: January 8, 2007	By:	/s/ Michelle H. Gluck
Michelle H. Gluck
Executive Vice President & Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of LandAmerica Financial Group, Inc. Change of Control Employment Agreement, with Schedule of Named Executive Officers and Multiplier